SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 4, 2000

                         Commission File Number: 0-17020

                               Sensar Corporation
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                   Nevada                                  87-0429944
         --------------------------------             --------------------
         (State or other jurisdiction of                  (IRS Employer
          incorporation or organization)               Identification No.)


               50 West Broadway, Suite 501
                  Salt Lake City, Utah                          84101
        ------------------------------------------        ---------------
        (Address of Principal Executive Offices)             (Zip Code)


               Registrant's Telephone Number, Including Area Code:
               ---------------------------------------------------
                                 (801) 350-0587

                                       N/A
               ---------------------------------------------------
              (Former name, former address, and formal fiscal year,
                         if changed since last report)

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                              ITEM 5. OTHER EVENTS
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         Sensar  Corporation  issued the following  press release on December 4,
2000.

December 4, 2000 - Sensar Corporation (Nasdaq: SCII) announced today that representatives of both Sensar and Net2Wireless met with the staff of NASDAQ in Washington D.C. in an attempt to resolve the concerns of Nasdaq outlined in a prior press release dated November 22, 2000. A variety of potential proposals were presented to Nasdaq both at the meeting and subsequently.

After close of market on Friday December 1, Nasdaq informed the Company that none of the proposed resolutions would be acceptable. Consequently, Nasdaq has informed the Company that if the proposed merger with Net2Wireless proceeds it will deny the new listing application and immediately bring delisting proceedings.

If Nasdaq does bring delisting proceedings, the Company intends to seek a hearing and to reintroduce its proposals to the hearing panel. However if the Company is unsuccessful, there may not be a public trading market available for the stock of the combined company subsequent to the merger, other than potentially the "pink sheets."

This press release discloses a new development with respect to the proposed merger between Sensar Corporation and Net2Wireless. This press release is not, and is not intended to be a proxy solicitation. Furthermore, this press release is not, and is not intended to be, an offer of any securities for sale. For a discussion of the contingencies and uncertainties relating to the merger of Sensar Corporation and Net2Wireless to which some of the information concerning future events is subject, please refer to Sensar's report on Form 10-K for December 31, 2000, and its current filing on Form S-4. Sensar and Net2Wireless have mailed a Proxy Statement/Prospectus to stockholders of Sensar and Net2Wireless containing information about the merger. Investors are urged to read the registration statement on Form S-4 and all subsequent amendments or other filings by Sensar Corporation and the Proxy Statement/Prospectus because they contain important information about Sensar, Net2Wireless and the merger. These documents can be obtained for free at the Commissions web site at http://www.sec.gov or by requesting a copy from Sensar Corporation, 50 West Broadway, Suite 501, Salt Lake City, Utah 84101.

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

                                   SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  December 4, 2000                SENSAR CORPORATION


                                        By   /s/ Howard S. Landa
                                          --------------------------------------
                                          Howard S. Landa, Chairman of the Board
                                          (Chief Executive Officer and Principal
                                          Financial and Accounting Officer)


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